SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 24, 2003
                          IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)
            ---------------------------------------------------------




        OHIO                    File No. 1-5964                   23-0334400
     -------------              ---------------                --------------
    (State or other            (Commission File                (IRS Employer
    jurisdiction of             Number)                        Identification
    incorporation)                                             Number)


 P.O. Box 834, Valley Forge, Pennsylvania                   19482
 ----------------------------------------                   -----


       Registrant's telephone number, including area code: (610) 296-8000
                                                           --------------



                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure
         ------------------------

         On April 24, 2003, IKON Office Solutions, Inc. (the "Company" or "IKON") issued a press release announcing its consolidated financial results for the second quarter of fiscal year 2003. A copy of this press release is furnished as exhibit 99 to this report. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47589.

         Additional information regarding the second quarter results and the Company's outlook for the next quarter and full fiscal year will be discussed on a conference call hosted by IKON at 10:00 a.m. EST on Thursday, April 24, 2003. The live audio broadcast of the call may be accessed on IKON's Investor Relations homepage at www.ikon.com or by calling (719) 457-2635. A complete replay of the conference call will also be available on IKON's Investor Relations homepage approximately two hours after the call ends through the next quarterly reporting period or via telephone by calling (719) 457-0820 and using the access code 468604.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

c. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

     (99) Press Release dated April 24, 2003.

This Report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited, to statements relating to the Company's outlook for the third quarter and full fiscal year 2003, the benefits of our long-term investments, the execution and impact of the Company's long-term strategies and the long-term operating margin goal. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      IKON OFFICE SOLUTIONS, INC.




                                      By:  /s/ WILLIAM S. URKIEL
                                           ------------------------------
                                               William S. Urkiel
                                               Senior Vice President and
                                               Chief Financial Officer



Dated:  April 24, 2003